UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2024

BENITEC BIOPHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39267	84-4620206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3940 Trust Way, Hayward, California	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 780-0819

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BNTC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on August 29, 2024, the stockholders of Benitec Biopharma Inc. (the “Company”) approved the potential issuance of shares of the Company’s common stock, par value $0.0001 per share, issuable upon the exercise of certain of the Company’s outstanding warrants pursuant to Nasdaq Listing Rule 5635(b). Following stockholder approval, holders of the warrants are eligible to waive the 19.99% beneficial ownership limitations contained in the warrants. Following the stockholder approval, Suvretta Capital Management, LLC (“Suvretta Capital”) waived the 19.99% beneficial ownership limitation contained in the warrants held by funds managed by Suvretta Capital (the “Suvretta Funds”), and agreed with the Company that Suvretta Capital will not be permitted to complete an exercise of the warrants held by the Suvretta Funds to the extent the beneficial ownership by Suvretta Capital of the Company’s common stock would exceed 49.9% following such exercise. A copy of the letter agreement with Suvretta Capital is attached hereto as Exhibit 99.1.

In connection with the waiver of its 19.99% beneficial ownership limitation and the establishment of its new 49.9% beneficial ownership limitation, the Suvretta Funds exercised (i) 588,236 of the Company’s Series 2 warrants issued September 15, 2022 at an exercise price of $1.9299 per share, (ii) 5,181,347 of the Company’s warrants issued August 11, 2023 at an exercise price of $3.86 per share, and (iii) 1,368,180 pre-funded warrants with an exercise price of $0.0001 per share. Pursuant to these exercises, on October 4, 2024, the Company issued the Suvretta Funds an aggregate of 7,137,763 shares of common stock, for aggregate proceeds of approximately $21,135,373.

Following the completion of the above warrant exercises by the Suvretta Funds and warrant exercises by other holders, as of October 8, 2024, the Company has 17,893,765 outstanding shares of common stock.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Letter Agreement, dated as of September 26, 2024, by and between the Company and Suvretta Capital Management, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BENITEC BIOPHARMA INC.

Date: October 8, 2024	By:	/s/ Jerel A. Banks
	Name:	Jerel A. Banks
	Title:	Chief Executive Officer